EXHIBIT 99.1



                                                                  Grant Thornton

Accountants and Management Consultants





     September 4, 2002



     Securities and Exchange Commission
     450 - 5th St NW
     Washington, DC  20549

     Re:  iJoin Systems, Inc.
          File No. 0-26901

     Dir Sir or Madam:

     We have read Item 4 of Form 8-K of iJoin Systems, Inc. for an event that occurred on May 30, 2002, and agree with the statements concerning our Firm contained therein.

     Very truly yours,

     /S/ GRANT THORNTON LLP






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